UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2014

RCM Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10245 (Commission File Number)	95-1480559 (I.R.S. Employer Identification No.)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ	08109-4613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 356-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As disclosed in Item 5.07 below, the shareholders of RCM Technologies, Inc. (the “Company”) approved the RCM Technologies, Inc. 2014 Omnibus Equity Compensation Plan (the “Equity Plan”) at the Company’s 2014 annual meeting of stockholders (the “Annual Meeting”) held on December 4, 2014.

On September 30, 2014, our Board adopted, subject to stockholder approval at the 2014 Annual Meeting, the RCM Technologies, Inc. 2014 Omnibus Equity Compensation Plan (the “2014 Plan”).  The Equity Plan provides for the Company to issue equity-based awards to employees, consultants and non-employee directors  the Company and its subsidiaries. The Equity Plan provides for the issuance of a maximum of 1,012,400 shares of the Company’s common stock, consisting of (i) 625,000 new shares of common stock, plus (ii) up to 87,400 shares of common stock subject to outstanding options under the Company’s 2007 Omnibus Equity Compensation Plan, to the extent that such options terminate, expire, or are cancelled, forfeited, exchanged, or surrendered without having been exercised, plus (iii) up to 300,000 shares of common stock subject to stock unit awards granted under the 2007 Omnibus Equity Compensation Plan, to the extent that such stock unit awards are forfeited, terminated or otherwise not paid in full.

The foregoing description of the Equity Plan is a summary and is qualified in its entirety by reference to the full text of the Equity Plan, which is filed as Exhibit A to the Company’s Definitive Proxy Statement for the 2014 Annual Meeting filed with the Securities and Exchange Commission on October 31, 2014 and incorporated by reference herein.

Item 5.07               Submission of Matters to a Vote of Security Holders

On December 4, 2014, the Company held the Annual Meeting.  At the Annual Meeting, the Company’s stockholders (i) elected four (4) persons to the Board of Directors (the “Board”); (ii) approved the Equity Plan; (iii) ratified the selection by the Board’s Audit Committee of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2015; and (iv) voted on an advisory basis to approve the compensation of the Company’s named executive officers for 2013.  The results of these votes, as certified by the independent inspector of elections for the Annual Meeting, are set forth below.

Proposal 1.  Election of four (4) persons to serve as directors of the Company, each to serve until the Company’s next annual meeting or until their successors have been duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes

Roger H. Ballou	9,533,914	51,472	70,074	2,272, 397
Leon Kopyt	9,140,308	501,616	13,535	2,272, 398
S. Gary Snodgrass	9,554,261	87,211	13,987	2,272, 398
Bradley S. Vizi	9,530,309	116,979	8,172	2,272, 397

Proposal 2.  Approval of the RCM Technologies, Inc. 2014 Omnibus Equity Compensation Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,523,953	103,205	28,300	2,272, 399

Proposal 3.  Ratification of the selection by the Board’s Audit Committee of EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending January 3, 2015.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,894,268	28,902	4,687	--

Proposal 4.  Approval, on an advisory basis, of the compensation of the Company’s named executive officers for 2013.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,478,999	137,133	39,326	2,272, 399

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1
RCM Technologies, Inc. 2014 Omnibus Equity Compensation Plan (filed as Exhibit A to the Company’s Definitive Proxy Statement for the 2014 Annual Meeting filed with the Securities and Exchange Commission on October 31, 2014 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and Secretary

Dated: December 5, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1
RCM Technologies, Inc. 2014 Omnibus Equity Compensation Plan (filed as Exhibit A to the Company’s Definitive Proxy Statement for the 2014 Annual Meeting filed with the Securities and Exchange Commission on October 31, 2014 and incorporated herein by reference).

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